UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|10

Annual report

Putnam VT
American Government
Income Fund

Putnam Investments

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/10)

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value December 31, 2010

Class IA: $12.68	Class IB: $12.64

Total return at net asset value
			Barclays Capital
			Government
(as of 12/31/10)	Class IA shares*	Class IB shares*	Bond Index

1 year	5.35%	5.16%	5.52%

5 years	44.51	42.75	30.41
Annualized	7.64	7.38	5.45

10 years	79.21	74.97	69.52
Annualized	6.01	5.75	5.42

Life	100.92	95.93	91.70
Annualized	6.60	6.35	6.14

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 2000.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Credit quality
P-1	10.6%

Aaa	88.3%

A	0.1%

Baa	1.8%

B	1.6%

Not rated	–2.4%

Allocations are represented as a percentage of net assets and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets as of 12/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

Putnam VT American Government Income Fund 1

Report from your fund’s manager

How did the fund perform for the year ended December 31, 2010?

For the period, Putnam VT American Government Income Fund’s class IA shares returned 5.35% at net asset value.

How would you characterize the market environment for government securities during the period?

Against the backdrop of a slowly recovering U.S. economy, government agency mortgage-backed securities [MBS] generally underperformed other types of bonds as U.S. mortgage rates fell to new lows, before increasing somewhat during the year’s last quarter. Declining mortgage rates sparked increased investor concerns about refinancing activity and early mortgage repayments. However, despite attractively low mortgage rates, refinancing activity was constrained by extremely tight bank-underwriting requirements, making it difficult for many borrowers to qualify for a new loan. Declining home prices also hampered borrowers’ attempts to refinance by putting loan-to-home-value ratios outside ranges considered acceptable by most lenders.

U.S. Treasuries modestly outperformed MBS but still trailed riskier market segments, such as commercial mortgage-backed securities, high-yield corporate bonds, and emerging-market debt. Treasuries benefited from flight-to-quality demand amid worries about Europe’s sovereign debt crisis. However, during the final months of the period, Treasuries declined as yields rose across all but the shortest end of the yield curve, as investors adjusted to the full magnitude of the Federal Reserve’s second major quantitative easing program.

Which factors drove the fund’s performance?

In terms of market sectors, the returns generated by our out-of-benchmark holdings of agency interest-only collateralized mortgage obligations [IO CMOs] drove the fund’s performance. CMOs are structured MBS, and IOs are securities derived from the interest portion of the underlying mortgages. IO CMOs are designed so that the longer homeowners take to pay down their mortgages, the more valuable the securities become.

Broadly speaking, the fund benefited from the volatility created by the government’s policy responses to the weak housing market. For example, in March, Fannie Mae and Freddie Mac announced that they would buy back delinquent mortgages. The MBS market viewed this announcement negatively because, for mortgage investors, a government-sponsored buyback program would have the same effect as mortgagees prepaying their loans. Consequently, most IO CMOs underperformed. We had anticipated this announcement and had begun to shift away from IOs derived from loans that could not be refinanced to those based on mortgages with lower interest rates or lower balances, believing these types of loans would not be bought back. Prices of IOs in the former category remained depressed, while prices of IOs in the latter categories rose sharply.

Rising rates during the final quarter of the period supported our IO CMO positions by further diminishing refinancing incentives for lower-rate mortgages.

How did you adjust the fund’s portfolio during the period?

Throughout the period, we tactically moved into and out of sectors as the opportunities and risks warranted. With respect to IO CMOs specifically, following a period of very rewarding performance, we reduced the fund’s IO CMO holdings by about half. We still viewed IOs as offering solid value, but believed that increased future volatility was a distinct possibility and wanted to reduce the fund’s exposure to this risk.

How does the fund use derivatives?

The fund uses derivatives for two main reasons: as a way to hedge risk and as a more efficient or effective way to gain exposure to a sector. Commonly, we use derivatives to manage the fund’s interest-rate exposure and to hedge unwanted or excess risk in a given position.

What is your outlook for the coming months, and how are you positioning the fund?

Despite the improvement in the economy, we still believe the sectors that we’re invested in can deliver solid performance. In our view, the housing-market dynamics I discussed earlier aren’t going to change materially in 2011. And we believe valuations in the securitized sectors of the government-bond market remain attractive from both a fundamental and technical perspective. Fundamentals are supportive because of continuing weakness in the housing market. And the technical backdrop is also favorable because many investors have recognized the value in these sectors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Daniel Choquette and Michael Salm.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT American Government Income Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2010, to December 31, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/10		for the 6 months ended 12/31/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$2.98	$4.24	$3.01	$4.28

Ending value
(after expenses)	$1,005.60	$1,004.00	$1,022.23	$1,020.97

Annualized
expense ratio†	0.59%	0.84%	0.59%	0.84%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT American Government Income Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT American Government Income Fund (the “fund”) at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2011

4 Putnam VT American Government Income Fund

The fund’s portfolio 12/31/10

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (43.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (19.1%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to July 20, 2036	$291,812	$325,090
6s, with due dates from April 15, 2028
to November 20, 2038	1,031,708	1,126,481
5 1/2s, April 20, 2038	1,621,020	1,745,510
5s, March 20, 2040	7,682,602	8,168,167
4 1/2s, TBA, January 1, 2041	15,000,000	15,575,391
4s, TBA, January 1, 2041	1,000,000	1,005,859
		27,946,498
U.S. Government Agency Mortgage Obligations (24.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030
to July 1, 2031	81,975	92,392
7s, with due dates from November 1, 2026 to
May 1, 2032	996,170	1,117,906
5 1/2s, December 1, 2033	254,862	273,170
4s, TBA, January 1, 2041	12,000,000	11,911,874

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from October 1, 2029
to November 1, 2030	98,153	110,810
7s, with due dates from December 1, 2028
to December 1, 2035	1,748,389	1,962,129
6 1/2s, September 1, 2036	155,778	172,889
5s, February 1, 2039	348,418	366,166
4 1/2s, April 1, 2039	249,774	256,594
4s, TBA, January 1, 2041	20,000,000	19,895,312
		36,159,242
Total U.S. government and agency mortgage
obligations (cost $63,640,033)		$64,105,740

U.S. TREASURY OBLIGATIONS (36.3%)*	Principal amount	Value

U.S. Treasury Bonds
7 1/8s, February 15, 2023	$3,076,000	$4,134,386
6 7/8s, August 15, 2025	3,866,000	5,169,581
6 1/4s, May 15, 2030 ##	6,505,000	8,365,924
6 1/4s, August 15, 2023	4,440,000	5,583,895
6s, February 15, 2026	4,000,000	4,947,854
5 1/2s, August 15, 2028	3,075,000	3,624,845
5 1/4s, February 15, 2029 ##	6,852,000	7,858,962
5 1/4s, November 15, 2028	3,805,000	4,362,782
4 1/2s, August 15, 2039 ##	2,518,000	2,587,122
4 1/2s, February 15, 2036	3,077,000	3,187,446
4 3/8s, February 15, 2038 ##	3,086,000	3,120,010
Total U.S. treasury obligations (cost $50,996,664)		$52,942,807

MORTGAGE-BACKED SECURITIES (17.0%)*	Principal amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	$126,844	$115,428
Ser. 06-R1, Class AS, IO, 5.63s, 2036	79,967	8,846
Ser. 06-R2, Class AS, IO, 5 1/2s, 2036	368,996	44,741
Ser. 05-R2, Class 1AS, IO, 5.306s, 2035	1,203,669	133,599

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.746s, 2037	63,935	90,170
IFB Ser. 2979, Class AS, 23.319s, 2034	98,522	131,259
IFB Ser. 3072, Class SM, 22.842s, 2035	161,930	219,743

MORTGAGE-BACKED SECURITIES (17.0%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3072, Class SB, 22.696s, 2035	$131,984	$178,234
IFB Ser. 3065, Class DC, 19.079s, 2035	655,752	859,036
IFB Ser. 3105, Class SI, IO, 18.947s, 2036	73,280	35,033
IFB Ser. 3031, Class BS, 16.074s, 2035	193,495	240,479
IFB Ser. 3772, Class SA, 14.13s, 2040 F	322,000	308,151
IFB Ser. T-56, Class 2ASI, IO, 7.839s, 2043	102,839	21,468
IFB Ser. 3184, Class SP, IO, 7.09s, 2033	191,159	22,401
IFB Ser. 3149, Class SE, IO, 6.89s, 2036	161,084	29,301
IFB Ser. 3151, Class SI, IO, 6.89s, 2036	1,613,399	276,912
IFB Ser. 3157, Class SA, IO, 6.89s, 2036	419,885	76,020
IFB Ser. 2752, Class XS, IO, 6.89s, 2030	1,835,133	152,114
IFB Ser. 3287, Class SE, IO, 6.44s, 2037	352,112	53,584
IFB Ser. 3762, Class SA, IO, 6.34s, 2040	1,170,009	186,470
IFB Ser. 3145, Class GI, IO, 6.34s, 2036	186,003	28,984
IFB Ser. 3677, Class KS, IO, 6.29s, 2040	1,403,900	195,616
IFB Ser. 3485, Class SI, IO, 6.29s, 2036	272,292	41,277
IFB Ser. 3152, Class SY, IO, 6.22s, 2036	214,160	33,056
IFB Ser. 3510, Class AS, IO, 6.15s, 2037	292,236	44,589
IFB Ser. 3225, Class EY, IO, 6.03s, 2036	728,186	94,242
IFB Ser. 3510, Class BI, IO, 5.77s, 2037	372,289	52,385
Ser. 3707, Class IK, IO, 5s, 2040	115,842	20,437
Ser. 3756, Class IG, IO, 4s, 2037	1,713,199	255,609
Ser. 3768, Class MI, IO, 4s, 2035	2,638,000	371,096
Ser. 3738, Class MI, IO, 4s, 2034	3,850,932	479,172
Ser. 3707, Class HI, IO, 4s, 2023	296,336	32,244
Ser. 3327, Class IF, IO, zero %, 2037	23,754	983
Ser. 3439, Class AO, PO, zero %, 2037	23,357	18,216
Ser. 3300, PO, zero %, 2037	42,738	37,335
Ser. 3046, PO, zero %, 2035	18,309	16,264
Ser. 2684, PO, zero %, 2033	107,000	90,643
FRB Ser. 3274, Class TX, zero %, 2037	43,331	36,463
FRB Ser. 3326, Class YF, zero %, 2037	3,942	3,712
FRB Ser. 3261, Class KF, zero %, 2037	2,060	2,072
FRB Ser. 3238, Class LK, zero %, 2036	137,049	137,507
FRB Ser. 3129, Class TF, zero %, 2036	23,363	21,552
FRB Ser. 3047, Class BD, zero %, 2035	3,031	3,019
FRB Ser. 3326, Class WF, zero %, 2035	27,739	26,507
FRB Ser. 3030, Class CF, zero %, 2035	29,481	22,349

Federal National Mortgage Association
IFB Ser. 07-75, Class JS, 50.275s, 2037	93,719	177,392
IFB Ser. 06-62, Class PS, 38.336s, 2036	256,108	430,476
IFB Ser. 06-8, Class HP, 23.611s, 2036	150,362	214,476
IFB Ser. 05-45, Class DA, 23.464s, 2035	233,869	352,121
IFB Ser. 05-74, Class DM, 23.428s, 2035	181,100	257,409
IFB Ser. 07-53, Class SP, 23.244s, 2037	199,425	274,216
IFB Ser. 08-24, Class SP, 22.328s, 2038	1,019,487	1,406,274
IFB Ser. 05-122, Class SE, 22.188s, 2035	219,213	297,170
IFB Ser. 05-75, Class GS, 19.468s, 2035	214,224	273,918
IFB Ser. 05-106, Class JC, 19.316s, 2035	146,684	192,865
IFB Ser. 05-83, Class QP, 16.716s, 2034	74,947	93,345
FRB Ser. 03-W6, Class PT1, 9.876s, 2042	196,551	243,600
IFB Ser. 05-104, Class SI, IO, 6.439s, 2033	3,011,002	395,495
IFB Ser. 07-30, Class OI, IO, 6.179s, 2037	329,175	50,179
IFB Ser. 09-71, Class XS, IO, 5.939s, 2036	2,103,625	178,636
Ser. 06-W2, Class 1AS, IO, 5.794s, 2036	335,821	38,200
IFB Ser. 10-135, Class TS, IO, 5.759s, 2040	1,190,571	172,383
IFB Ser. 10-152, Class SB, IO, 5.74s, 2041	2,588,000	403,857
IFB Ser. 10-110, Class SB, IO, 5.739s, 2040	1,493,168	210,014
Ser. 10-98, Class DI, IO, 5s, 2040	185,504	31,430
Ser. 10-110, Class IP, IO, 5s, 2035	2,854,757	385,706
Ser. 03-W12, Class 1IO2, IO, 1.987s, 2043	708,256	52,637
FRB Ser. 03-W8, Class 3F2, 0.611s, 2042	16,312	15,880

Putnam VT American Government Income Fund 5

MORTGAGE-BACKED SECURITIES (17.0%)* cont.	Principal amount	Value

Federal National Mortgage Association
FRB Ser. 07-95, Class A3, 0.511s, 2036	$2,308,000	$2,123,360
Ser. 08-53, Class DO, PO, zero %, 2038	123,926	94,293
Ser. 07-44, Class CO, PO, zero %, 2037	101,845	90,600
Ser. 04-61, Class CO, PO, zero %, 2031	114,997	111,477
Ser. 1988-12, Class B, zero %, 2018	2,803	2,591
FRB Ser. 06-115, Class SN, zero %, 2036	93,121	92,562
FRB Ser. 05-45, Class FG, zero %, 2035	29,850	27,978

Government National Mortgage Association
IFB Ser. 10-151, Class SL, IO, 6.439s, 2039	1,318,995	221,947
IFB Ser. 10-98, Class CS, IO, 6.439s, 2038	232,875	38,709
IFB Ser. 10-114, Class NS, IO, 6.439s, 2038	2,240,586	370,369
IFB Ser. 10-98, Class SA, IO, 6.439s, 2038	225,561	35,916
IFB Ser. 10-32, Class SP, IO, 6.439s, 2036	308,241	38,524
IFB Ser. 10-85, Class SA, IO, 6.389s, 2040	95,869	14,445
IFB Ser. 10-85, Class AS, IO, 6.389s, 2039	319,102	50,188
IFB Ser. 10-113, Class CS, 6.389s, 2039	1,059,526	164,989
IFB Ser. 10-113, Class AS, IO, 6.389s, 2039	225,609	35,964
IFB Ser. 10-125, Class ES, IO, 6.389s, 2039	2,035,758	348,226
IFB Ser. 10-85, Class SD, IO, 6.389s, 2038	211,990	32,248
IFB Ser. 10-69, Class SP, IO, 6.389s, 2038	2,546,000	417,035
IFB Ser. 10-113, Class SE, IO, 6.389s, 2036	1,502,269	244,870
IFB Ser. 10-98, Class QS, IO, 6.339s, 2040	301,477	47,269
IFB Ser. 10-98, Class YS, IO, 6.339s, 2039	312,302	48,619
IFB Ser. 10-47, Class HS, IO, 6.339s, 2039	144,862	23,275
IFB Ser. 10-3, Class MS, IO, 6.289s, 2038	2,147,834	331,824
IFB Ser. 10-53, Class SA, IO, 6.239s, 2039	302,392	46,676
IFB Ser. 10-2, Class SA, IO, 6.239s, 2037	338,593	45,118
IFB Ser. 10-20, Class SC, IO, 5.889s, 2040	2,142,949	321,978
IFB Ser. 10-113, Class DS, IO, 5.839s, 2039	760,331	103,222
IFB Ser. 10-113, Class BS, IO, 5.739s, 2040	2,397,453	314,929
IFB Ser. 10-62, Class SE, IO, 5.489s, 2040	1,786,550	220,978
Ser. 10-68, Class MI, IO, 5s, 2039	2,140,703	377,780
Ser. 10-145, Class UI, IO, 5s, 2036	1,740,786	205,883
Ser. 10-109, Class CI, IO, 4 1/2s, 2037	2,045,889	327,864
Ser. 10-84, Class NI, IO, 4 1/2s, 2036	2,680,892	375,325
Ser. 10-158, Class DI, IO, 4s, 2038	2,238,000	361,191
Ser. 10-165, Class IP, IO, 4s, 2038	1,574,000	236,100
Ser. 10-116, Class QI, IO, 4s, 2034	2,178,744	294,210
Ser. 06-36, Class OD, PO, zero %, 2036	16,830	15,215
FRB Ser. 07-73, Class KM, zero %, 2037	284,242	269,828
FRB Ser. 07-35, Class UF, zero %, 2037	11,532	11,247

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	58,795	56,991
Ser. 05-RP3, Class 1A3, 8s, 2035	203,435	188,177
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	266,577	246,584
FRB Ser. 05-RP2, Class 1AF, 0.611s, 2035	2,085,867	1,772,987

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1AS, IO, 5.425s, 2035	2,085,867	294,629
Ser. 06-RP2, Class 1AS1, IO, 5.334s, 2036	2,079,651	293,751
FRB Ser. 06-RP2, Class 1AF1, 0.661s, 2036	2,079,651	1,767,704

Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class A2, 7s, 2034	120,990	118,570

Structured Asset Securities Corp. Ser. 07-4,
Class 1A4, IO, 1s, 2045	4,268,075	134,209

Total mortgage-backed securities (cost $22,636,130)		$24,804,421

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)*	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed
rate of 4.22% versus the three
month USD-LIBOR-BBA maturing
February 16, 2041.	Feb-11/4.22	$2,284,600	$47,840

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed
rate of 3.04% versus the three
month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	5,676,700	209,584

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed
rate of 3.11% versus the three
month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	5,676,700	181,371

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a
fixed rate of 3.04% versus the
three month USD-LIBOR-BBA
maturing February 9, 2021.	Feb-11/3.04	5,676,700	14,362

Option on an interest rate swap
with Barclays Bank PLC for the
right to receive a fixed rate
of 3.7375% versus the three
month USD-LIBOR-BBA
maturing March 9, 2021.	Mar-11/3.7375	6,218,200	201,283

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a
fixed rate of 3.665% versus the
three month USD-LIBOR-BBA
maturing March 8, 2021.	Mar-11/3.665	6,218,200	172,244

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a
fixed rate of 4.22% versus the
three month USD-LIBOR-BBA
maturing February 16, 2041.	Feb-11/4.22	2,284,600	78,065

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a
fixed rate of 3.11% versus the
three month USD-LIBOR-BBA
maturing February 9, 2021.	Feb-11/3.11	5,676,700	20,719

Total purchased options outstanding (cost $913,335)			$925,468

REPURCHASE AGREEMENTS (22.8%)*	Principal amount		Value

Interest in $248,000,000 joint tri-party repurchase
agreement dated December 31, 2010 with
JPMorgan Securities, Inc. due January 3, 2011 —
maturity value of $7,000,175 for an effective yield
of 0.30% (collateralized by various mortgage-backed
securities with coupon rates ranging from 3.50%
to 7.00% and due dates ranging from May 1, 2014
to February 1, 2049, valued at $252,961,342)		$7,000,000	$7,000,000

6 Putnam VT American Government Income Fund

REPURCHASE AGREEMENTS (22.8%)* cont.	Principal amount	Value

Interest in $248,000,000 joint tri-party repurchase
agreement dated December 31, 2010 with Citigroup
Global Markets, Inc. due January 3, 2011 —
maturity value of $7,000,163 for an effective yield
of 0.28% (collateralized by various mortgage-backed
securities with coupon rates ranging from 2.75% to
6.00% and due dates ranging from March 1, 2018
to November 15, 2040, valued at $252,960,000)	$7,000,000	$7,000,000

Interest in $248,000,000 joint tri-party repurchase
agreement dated December 31, 2010 with Deutsche
Bank Securities, Inc. due January 3, 2011 — maturity
value of $7,000,163 for an effective yield of 0.28%
(collateralized by Federal National Mortgage
Association Securities with coupon rates ranging
from 2.97% to 7.00% and due dates ranging from
August 1, 2012 to July 1, 2047, valued at $252,960,000)	7,000,000	7,000,000

Interest in $439,946,000 joint tri-party repurchase
agreement dated December 31, 2010 with Merrill
Lynch & Co. due January 3, 2011 — maturity value
of $5,254,109 for an effective yield of 0.25%
(collateralized by various mortgage-backed
securities with coupon rates ranging from 1.543%
to 6.00% and due dates ranging from July 1, 2027
to October 20, 2060, valued at $448,744,920)	5,254,000	5,254,000

Interest in $228,000,000 joint tri-party repurchase
agreement dated December 31, 2010 with Goldman
Sachs & Co. due January 3, 2011 — maturity value
of $7,000,087 for an effective yield of 0.15%
(collateralized by various mortgage-backed securities
with coupon rates ranging from zero % to 6.00% and due
dates ranging from May 1, 2023 to December 1, 2040,
valued at $232,560,000)	7,000,000	7,000,000

Total repurchase agreements (cost $33,254,000)		$33,254,000

SHORT-TERM INVESTMENTS (22.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.15% [e]	17,878,143	$17,878,143

Federal Home Loan Discount Notes, for an
effective yield of 0.11%, February 4, 2011 ##	$4,000,000	3,999,584

Federal Home Loan Discount Notes, for an
effective yield of 0.06%, January 19, 2011	1,150,000	1,149,966

Federal Home Loan Discount Notes, for effective
yields ranging from 0.09% to 0.10%,
January 14, 2011	2,193,000	2,192,926

Federal Home Loan Discount Notes, for an
effective yield of 0.06%, January 7, 2011	435,000	434,996

Federal Home Loan Discount Notes, for an
effective yield of 0.05%, January 5, 2011	3,000,000	2,999,983

U.S. Treasury Bills, for effective yields ranging
from 0.24% to 0.25%, October 20, 2011 # ##	2,680,000	2,675,632

U.S. Treasury Bills, for effective yields ranging
from 0.22% to 0.24%, July 28, 2011 #	35,000	34,949

U.S. Treasury Bills, for effective yields ranging
from 0.21% to 0.24%, June 2, 2011 # ##	177,000	176,799

U.S. Treasury Bills, for effective yields ranging
from 0.26% to 0.29%, March 10, 2011 # ##	1,796,000	1,795,604

Total short-term investments (cost $33,337,169)		$33,338,582

Total investments (cost $204,777,331)		$209,371,018

Key to holding’s abbreviations
FRB	Floating Rate Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $145,950,572.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

##These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

At the close of the reporting period, the fund maintained liquid assets totaling $76,458,905 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/10	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr
(Short)	66	$8,060,250	Mar-11	$(104,289)

U.S. Treasury Bond 30 yr
(Long)	147	18,682,781	Mar-11	(119,766)

U.S. Treasury Note 5 yr
(Short)	27	3,178,406	Mar-11	49,457

U.S. Treasury Note 10 yr
(Short)	3	361,313	Mar-11	15,299

Total				$(159,299)

WRITTEN OPTIONS OUTSTANDING
at 12/31/10 (premiums received	Contract	Expiration date/
$11,865,892)	amount	strike price	Value

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing
August 17, 2021.	$10,036,000	Aug-11/4.49	$792,844

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 4.525% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	6,464,000	Jul-11/4.525	535,527

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.475% versus
the three month USD-LIBOR-BBA
maturing August 19, 2021.	4,542,000	Aug-11/4.475	53,187

Putnam VT American Government Income Fund 7

WRITTEN OPTIONS OUTSTANDING
at 12/31/10 (premiums received	Contract	Expiration date/
$11,865,892) cont.	amount	strike price	Value

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.475% versus
the three month USD-LIBOR-BBA
maturing August 19, 2021.	$4,542,000	Aug-11/4.475	$355,911

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.55% versus
the three month USD-LIBOR-BBA
maturing August 17, 2021.	5,018,000	Aug-11/4.55	52,338

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.49% versus
the three month USD-LIBOR-BBA
maturing August 17, 2021.	10,036,000	Aug-11/4.49	110,396

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.55% versus
the three month USD-LIBOR-BBA
maturing August 17, 2021.	5,018,000	Aug-11/4.55	420,207

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA
maturing August 16, 2021.	4,214,000	Aug-11/4.765	32,111

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA
maturing August 16, 2021.	4,214,000	Aug-11/4.765	418,956

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.70% versus
the three month USD-LIBOR-BBA
maturing August 8, 2021.	3,603,000	Aug-11/4.7	28,320

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.70% versus
the three month USD-LIBOR-BBA
maturing August 8, 2021.	3,603,000	Aug-11/4.7	342,645

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 4.745% versus the three
month USD-LIBOR-BBA maturing
July 27, 2021.	9,696,000	Jul-11/4.745	63,137

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 4.745% versus the three
month USD-LIBOR-BBA maturing
July 27, 2021.	9,696,000	Jul-11/4.745	961,339

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.5475% versus
the three month USD-LIBOR-BBA
maturing July 26, 2021.	3,031,000	Jul-11/4.5475	24,248

Option on an interest rate swap with
Citibank, N.A. for the obligation to receive
a fixed rate of 4.52% versus the three
month USD-LIBOR-BBA
maturing July 26, 2021.	6,062,000	Jul-11/4.52	54,558

WRITTEN OPTIONS OUTSTANDING
at 12/31/10 (premiums received	Contract	Expiration date/
$11,865,892) cont.	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 4.525% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	$6,464,000	Jul-11/4.525	$57,776

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 4.46% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	6,464,000	Jul-11/4.46	63,616

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	3,031,000	Jul-11/4.5475	257,605

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	6,062,000	Jul-11/4.52	503,085

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 4.46% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	6,464,000	Jul-11/4.46	505,375

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 4.375% versus the three
month USD-LIBOR-BBA maturing
August 10, 2045.	1,796,300	Aug-15/4.375	263,284

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 4.375% versus the three
month USD-LIBOR-BBA maturing
August 10, 2045.	1,796,300	Aug-15/4.375	156,278

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 4.46% versus the three
month USD-LIBOR-BBA maturing
August 7, 2045.	1,796,300	Aug-15/4.46	165,673

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 4.46% versus the three
month USD-LIBOR-BBA maturing
August 7, 2045.	1,796,300	Aug-15/4.46	250,781

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 3.565% versus the three
month USD-LIBOR-BBA maturing
January 25, 2041.	2,865,800	Jan-11/3.565	946

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 3.565% versus the three
month USD-LIBOR-BBA maturing
January 25, 2041.	2,865,800	Jan-11/3.565	286,179

8 Putnam VT American Government Income Fund

WRITTEN OPTIONS OUTSTANDING
at 12/31/10 (premiums received	Contract	Expiration date/
$11,865,892) cont.	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 4.04% versus the three
month USD-LIBOR-BBA maturing
September 11, 2025.	$10,800	Sep-15/4.04	$416

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 4.04% versus the three
month USD-LIBOR-BBA maturing
September 11, 2025.	10,800	Sep-15/4.04	1,126

Option on an interest rate swap with
Barclays Bank PLC for the obligation
to receive a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA
maturing February 13, 2025.	1,515,500	Feb-15/5.36	78,351

Option on an interest rate swap with
Barclays Bank PLC for the obligation
to pay a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA
maturing February 13, 2025.	1,515,500	Feb-15/5.36	131,591

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 5.27% versus the three
month USD-LIBOR-BBA maturing
February 12, 2025.	3,504,360	Feb-15/5.27	191,177

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	3,504,360	Feb-15/5.27	290,056

WRITTEN OPTIONS OUTSTANDING
at 12/31/10 (premiums received	Contract	Expiration date/
$11,865,892) cont.	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.32% versus the three
month USD-LIBOR-BBA maturing
January 9, 2022.	$28,847,000	Jan-12/5.32	$3,730,438

Option on an interest rate swap with
Barclays Bank PLC for the obligation to
receive a fixed rate of 4.7375% versus
the three month USD-LIBOR-BBA
maturing March 9, 2021.	6,218,200	Mar-11/4.7375	2,798

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 4.665% versus the three
month USD-LIBOR-BBA maturing
March 8, 2021.	6,218,200	Mar-11/4.665	3,109

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a fixed
rate of 5.32% versus the three
month USD-LIBOR-BBA maturing
January 9, 2022.	28,847,000	Jan-12/5.32	248,091

Total			$11,433,475

TBA SALE COMMITMENTS
OUTSTANDING at 12/31/10	Principal	Settlement
(proceeds receivable $8,949,375)	amount	date	Value

FNMA, 4s, January 1, 2041	$9,000,000	1/13/11	$8,952,890

Total			$8,952,890

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/10

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$33,844,600		$(2,297)	12/6/12	0.79%	3 month USD-LIBOR-BBA	$(35,785)

	34,160,600		20,438	7/23/15	1.90%	3 month USD-LIBOR-BBA	(115,660)

	43,186,200		(39,554)	7/23/20	3 month USD-LIBOR-BBA	2.96%	(795,905)

Barclays Bank PLC
	3,855,300	E	—	3/9/21	4.2375%	3 month USD-LIBOR-BBA	(255,838)

	8,903,300		(255,970)	11/10/20	3 month USD-LIBOR-BBA	3.74%	79,113

	43,518,000		104,109	10/25/16	3 month USD-LIBOR-BBA	1.65%	(1,759,760)

	404,300		(4,565)	10/28/30	3.38%	3 month USD-LIBOR-BBA	28,942

	12,376,900		(11,874)	11/3/15	3 month USD-LIBOR-BBA	1.43%	(379,403)

	4,339,700		(12,479)	11/3/20	3 month USD-LIBOR-BBA	2.69%	(246,106)

	1,690,000		—	8/27/40	3.21625%	3 month USD-LIBOR-BBA	247,956

	2,518,000		—	9/1/40	3 month USD-LIBOR-BBA	3.35%	(310,314)

	2,063,590		—	11/8/25	3.2175%	3 month USD-LIBOR-BBA	141,607

	5,224,048		—	11/8/15	3 month USD-LIBOR-BBA	1.315%	(187,034)

	89,798		—	11/8/25	3.215%	3 month USD-LIBOR-BBA	6,188

	153,857		—	11/8/15	3 month USD-LIBOR-BBA	1.30%	(5,620)

	17,307,600		—	11/9/20	2.68%	3 month USD-LIBOR-BBA	958,658

	5,441,300		—	11/9/40	3 month USD-LIBOR-BBA	3.7525%	(320,385)

	12,260,400		—	11/9/15	3 month USD-LIBOR-BBA	1.355%	(415,668)

	3,625,200		—	11/10/40	3 month USD-LIBOR-BBA	3.7575%	(210,622)

	11,160,900		—	11/10/20	2.71%	3 month USD-LIBOR-BBA	590,003

	8,051,500		—	11/10/15	3 month USD-LIBOR-BBA	1.40%	(256,354)

Putnam VT American Government Income Fund 9

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/10 cont.

			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$8,887,700		$—	11/12/20	2.7225%	3 month USD-LIBOR-BBA	$462,081

	6,207,200		—	11/12/15	3 month USD-LIBOR-BBA	1.4125%	(195,118)

	2,761,600		—	11/12/40	3 month USD-LIBOR-BBA	3.745%	(167,103)

	6,420,000		—	12/10/20	3.408%	3 month USD-LIBOR-BBA	(31,158)

	4,426,000		—	12/10/40	4.1025%	3 month USD-LIBOR-BBA	892

	29,997,600		161,173	6/29/40	3.9%	3 month USD-LIBOR-BBA	1,268,041

Citibank, N.A.
	4,852,100		—	8/9/20	3 month USD-LIBOR-BBA	2.89875%	(121,043)

	8,498,700		—	9/24/20	2.5875%	3 month USD-LIBOR-BBA	489,996

	6,126,100		—	11/8/15	3 month USD-LIBOR-BBA	1.305%	(222,299)

	9,143,400		—	11/8/20	2.635%	3 month USD-LIBOR-BBA	542,013

	12,260,400		—	11/9/15	3 month USD-LIBOR-BBA	1.345%	(421,607)

	16,914,200		—	11/9/20	2.67%	3 month USD-LIBOR-BBA	951,658

	5,441,300		—	11/9/40	3 month USD-LIBOR-BBA	3.747%	(325,706)

	2,567,000		703	12/10/12	3 month USD-LIBOR-BBA	0.81%	3,865

	3,200,000		—	12/14/20	3.3975%	3 month USD-LIBOR-BBA	(11,084)

	67,657,500		(18,320)	6/28/14	1.81%	3 month USD-LIBOR-BBA	(733,143)

Credit Suisse International
	44,723,000		(12,434)	5/19/16	3 month USD-LIBOR-BBA	2.75%	1,107,817

	3,210,400		—	12/8/20	3 month USD-LIBOR-BBA	3.08125%	(75,617)

	6,420,000		—	12/10/20	3 month USD-LIBOR-BBA	3.344%	(4,841)

	6,000,000		—	12/17/40	4.334%	3 month USD-LIBOR-BBA	(239,638)

	9,592,000		—	12/21/15	3 month USD-LIBOR-BBA	2.1475%	(924)

	7,000,000		—	8/16/20	2.732%	3 month USD-LIBOR-BBA	283,629

	3,700,000		—	9/27/20	3 month USD-LIBOR-BBA	2.53875%	(230,607)

	5,486,600		—	10/5/20	3 month USD-LIBOR-BBA	2.61125%	(315,603)

	6,083,500		(1,672)	11/3/12	0.50%	3 month USD-LIBOR-BBA	21,384

	6,126,100		—	11/8/15	3 month USD-LIBOR-BBA	1.31125%	(220,405)

	9,143,400		—	11/8/20	2.63375%	3 month USD-LIBOR-BBA	543,035

	1,573,200		—	11/17/40	3.95%	3 month USD-LIBOR-BBA	38,839

	2,200,000		—	12/1/20	3 month USD-LIBOR-BBA	2.9725%	(70,967)

Deutsche Bank AG
	45,122,200		(31,974)	3/16/14	2.25%	3 month USD-LIBOR-BBA	(1,581,846)

	20,085,100		(570)	11/3/12	0.50%	3 month USD-LIBOR-BBA	74,776

	10,701,000		—	11/5/20	3 month USD-LIBOR-BBA	2.6675%	(599,612)

	20,143,400		—	11/5/15	1.3855%	3 month USD-LIBOR-BBA	645,345

	2,871,989		—	11/8/15	3 month USD-LIBOR-BBA	1.313%	(103,091)

	1,132,157		—	11/8/25	3.224%	3 month USD-LIBOR-BBA	76,808

	43,294,400		101,421	7/27/20	3 month USD-LIBOR-BBA	2.94%	(754,169)

	3,300,000		—	12/31/40	3 month USD-LIBOR-BBA	4.1342%	13,122

	3,212,600		—	12/3/15	1.905%	3 month USD-LIBOR-BBA	31,846

	5,642,000		—	10/5/21	3 month USD-LIBOR-BBA	3.52057%	63,754

Goldman Sachs International
	2,505,800		—	7/20/40	3.7275%	3 month USD-LIBOR-BBA	129,189

	2,242,500		(552)	10/1/13	0.84%	3 month USD-LIBOR-BBA	14,722

	12,509,400		—	8/12/15	3 month USD-LIBOR-BBA	1.665%	(117,313)

	3,451,600		—	8/12/40	3.68%	3 month USD-LIBOR-BBA	215,200

JPMorgan Chase Bank, N.A.
	5,000,000		—	12/8/20	3.135%	3 month USD-LIBOR-BBA	94,197

	6,406,300		—	12/10/15	3 month USD-LIBOR-BBA	2.06625%	(18,446)

	5,368,800	E	—	2/9/21	3.56%	3 month USD-LIBOR-BBA	(58,574)

	2,318,600		—	12/20/40	4.355%	3 month USD-LIBOR-BBA	(100,417)

	3,855,300	E	—	3/8/21	4.165%	3 month USD-LIBOR-BBA	(232,051)

	3,680,500		(86,124)	9/20/20	3 month USD-LIBOR-BBA	3.995%	160,532

	2,453,700		(57,171)	9/20/20	3 month USD-LIBOR-BBA	3.965%	100,780

10 Putnam VT American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/10 cont.

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$6,668,400	$304,746	10/14/20	4.02%	3 month USD-LIBOR-BBA	$(132,394)

	1,500,000	—	12/23/40	3 month USD-LIBOR-BBA	4.141%	7,822

	1,400,000	—	12/31/20	3 month USD-LIBOR-BBA	3.3925%	2,052

	2,505,800	—	7/20/40	3.7225%	3 month USD-LIBOR-BBA	131,450

	1,364,800	—	7/22/40	3.75%	3 month USD-LIBOR-BBA	65,123

	1,000,000	—	8/16/20	2.732%	3 month USD-LIBOR-BBA	40,518

	5,797,100	—	9/7/14	3 month USD-LIBOR-BBA	1.3375%	(30,639)

	6,045,500	—	10/25/40	3 month USD-LIBOR-BBA	3.5275%	(588,818)

	2,000,000	—	10/28/20	3 month USD-LIBOR-BBA	2.72175%	(100,755)

	21,854,900	—	11/5/15	3 month USD-LIBOR-BBA	1.42%	(663,817)

	1,950,902	—	11/8/25	3.2225%	3 month USD-LIBOR-BBA	132,709

	4,944,631	—	11/8/15	3 month USD-LIBOR-BBA	1.31%	(178,253)

	483,200	—	11/12/40	3.90%	3 month USD-LIBOR-BBA	15,959

	2,000,000	—	9/22/20	3 month USD-LIBOR-BBA	2.736%	(88,660)

	11,437,900	—	10/5/12	0.62125%	3 month USD-LIBOR-BBA	3,504

	47,035,600	—	11/12/12	0.665%	3 month USD-LIBOR-BBA	31,117

	13,697,300	—	11/12/15	3 month USD-LIBOR-BBA	1.5575%	(334,992)

	14,487,700	—	11/23/15	3 month USD-LIBOR-BBA	1.777%	(217,350)

	4,872,000	—	11/23/40	3.9525%	3 month USD-LIBOR-BBA	121,098

	700,000	—	12/1/20	2.9825%	3 month USD-LIBOR-BBA	21,966

	10,867,800	—	12/3/12	0.8025%	3 month USD-LIBOR-BBA	(14,560)

	8,179,500	—	12/6/12	0.805%	3 month USD-LIBOR-BBA	(10,469)

	9,544,500	35,866	7/16/40	3.88%	3 month USD-LIBOR-BBA	262,537

UBS, AG
	4,040,500	—	12/9/40	4.1075%	3 month USD-LIBOR-BBA	(3,178)

Total						$(4,388,878)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/10

					Unrealized
Swap	Notional	Termination	Fixed payments received	Total return received by	appreciation/
counterparty	amount	date	(paid) by fund per annum	or paid by the fund	(depreciation)

Barclays Bank PLC
	$897,596	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	$4,546

	4,928,400	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(32,177)

	3,273,559	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(21,373)

	1,153,186	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	5,841

	473,296	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	2,397

	502,497	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(3,281)

	487,475	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	3,183

	455,287	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(2,973)

	559,166	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	2,832

	591,909	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(3,865)

	3,595,085	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(23,472)

	3,371,163	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	17,075

	3,371,163	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	17,075

	3,595,085	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(23,472)

	1,515,356	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	7,675

Goldman Sachs International
	2,540,242	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	12,867

	1,530,510	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	7,752

	1,625,514	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(10,613)

	3,089,811	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	15,651

Total					$(24,332)

Putnam VT American Government Income Fund 11

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$24,804,421	$—

Purchased options outstanding	—	925,468	—

Repurchase agreements	—	33,254,000	—

U.S. Government and agency mortgage obligations	—	64,105,740	—

U.S. Treasury Obligations	—	52,942,807	—

Short-term investments	17,878,143	15,460,439	—

Totals by level	$17,878,143	$191,492,875	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(159,299)	$—	$—

Written options	—	(11,433,475)	—

TBA sale commitments	—	(8,952,890)	—

Interest rate swap contracts	—	(4,581,778)	—

Total return swap contracts	—	(24,332)	—

Totals by level	$(159,299)	$(24,992,475)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT American Government Income Fund

Statement of assets and liabilities
12/31/10

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $153,645,188)	$158,238,875

Affiliated issuers (identified cost $17,878,143) (Note 6)	17,878,143

Repurchase agreements (identified cost $33,254,000) (Note 1)	33,254,000

Interest and other receivables	1,182,334

Receivable for sales of delayed delivery securities (Note 1)	8,977,425

Unrealized appreciation on swap contracts (Note 1)	10,318,737

Receivable for variation margin (Note 1)	173,203

Premium paid on swap contracts (Note 1)	535,556

Total assets	230,558,273

Liabilities

Payable to custodian (Note 2)	2,625

Payable for purchases of delayed delivery securities (Note 1)	48,537,981

Payable for shares of the fund repurchased	65,297

Payable for compensation of Manager (Note 2)	50,234

Payable for investor servicing fees (Note 2)	12,426

Payable for custodian fees (Note 2)	15,391

Payable for Trustee compensation and expenses (Note 2)	58,705

Payable for administrative services (Note 2)	691

Payable for distribution fees (Note 2)	11,378

Written options outstanding, at value (premiums received
$11,865,892) (Notes 1 and 3)	11,433,475

Premium received on swap contracts (Note 1)	728,456

Unrealized depreciation on swap contracts (Note 1)	14,731,947

TBA sale commitments, at value (proceeds receivable $8,949,375)
(Note 1)	8,952,890

Other accrued expenses	6,205

Total liabilities	84,607,701

Net assets	$145,950,572

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$129,447,079

Undistributed net investment income (Note 1)	4,585,316

Accumulated net realized gain on investments (Note 1)	11,468,097

Net unrealized appreciation of investments	450,080

Total — Representing net assets applicable
to capital shares outstanding	$145,950,572

Computation of net asset value Class IA

Net assets	$92,477,549

Number of shares outstanding	7,291,125

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.68

Computation of net asset value Class IB

Net assets	$53,473,023

Number of shares outstanding	4,231,152

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.64

Statement of operations
Year ended 12/31/10

Investment income

Interest (including interest income of $20,706 from investments
in affiliated issuers) (Note 6)	$8,637,657

Total investment income	8,637,657

Expenses

Compensation of Manager (Note 2)	626,270

Investor servicing fees (Note 2)	155,644

Custodian fees (Note 2)	37,523

Trustee compensation and expenses (Note 2)	13,094

Administrative services (Note 2)	6,936

Distribution fees — Class IB (Note 2)	142,813

Auditing	53,601

Other	36,061

Total expenses	1,071,942

Expense reduction (Note 2)	(646)

Interest expense (Note 2)	(23,549)

Net expenses	1,047,747

Net investment income	7,589,910

Net realized gain on investments (Notes 1 and 3)	12,775,471

Net realized loss on swap contracts (Note 1)	(5,338,475)

Net realized gain on futures contracts (Note 1)	2,981,763

Net realized gain on written options (Notes 1 and 3)	1,428,778

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreements and
TBA sale commitments during the year	(11,295,017)

Net gain on investments	552,520

Net increase in net assets resulting from operations	$8,142,430

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 13

Statement of changes in net assets

	Year ended	Year ended
	12/31/10	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$7,589,910	$7,466,006

Net realized gain on investments	11,847,537	12,426,116

Net unrealized appreciation (depreciation)
of investments	(11,295,017)	9,290,229

Net increase in net assets resulting
from operations	8,142,430	29,182,351

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(7,731,223)	(4,131,789)

Class IB	(4,419,268)	(2,437,098)

Decrease from capital share transactions
(Note 4)	(8,417,055)	(11,534,110)

Total increase (decrease) in net assets	(12,425,116)	11,079,354

Net assets:

Beginning of year	158,375,688	147,296,334

End of year (including undistributed net
investment income of $4,585,316 and
$11,567,148, respectively)	$145,950,572	$158,375,688

The accompanying notes are an integral part of these financial statements.

14 Putnam VT American Government Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of expenses to average net assets, excluding interest expense (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

12/31/10	$13.07	.64	.02	.66	(1.05)	(1.05)	—	$12.68	5.35	$92,478	.60[f]	.60 [f]	4.97	203.70

12/31/09	11.27	.60	1.73	2.33	(.53)	(.53)	—	13.07	21.35	98,591	.64[g,h]	.60[g]	4.99[g]	241.74

12/31/08	11.73	.54	(.46)	.08	(.54)	(.54)	—[i,j]	11.27	.54	89,863	.62[g]	.62[g]	4.68[g]	127.57

12/31/07	11.38	.54	.40[k]	.94	(.59)	(.59)	—	11.73	8.63[k]	76,057	.62[g]	.62[g]	4.76[g]	153.13

12/31/06	11.50	.45	(.07)	.38	(.50)	(.50)	—	11.38	3.51	83,470	.62[g]	.62[g]	4.01[g]	180.25

Class IB

12/31/10	$13.02	.61	.03	.64	(1.02)	(1.02)	—	$12.64	5.16	$53,473	.85[f]	.85[f]	4.75	203.70

12/31/09	11.23	.57	1.72	2.29	(.50)	(.50)	—	13.02	21.00	59,784	.89[g,h]	.85[g]	4.74[g]	241.74

12/31/08	11.69	.52	(.47)	.05	(.51)	(.51)	—[i,j]	11.23	.30	57,434	.87[g]	.87[g]	4.49[g]	127.57

12/31/07	11.34	.51	.40[k]	.91	(.56)	(.56)	—	11.69	8.36[k]	62,556	.87[g]	.87[g]	4.51[g]	153.13

12/31/06	11.46	.42	(.07)	.35	(.47)	(.47)	—	11.34	3.22	65,543	.87[g]	.87[g]	3.74[g]	180.25

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets for the period ended December 31, 2010 (Note 2).

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.20%

12/31/08	0.21

12/31/07	0.21

12/31/06	0.22

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.04% of average net assets for the period ended December 31, 2009 (Note 2).

i Amount represents less than $0.01 per share.

j Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

k Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 15

Notes to financial statements 12/31/10

Note 1 — Significant accounting policies

Putnam VT American Government Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income with preservation of capital as a secondary objective by investing in U.S. Treasury securities and government agency and private mortgage-backed and asset-backed securities. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2010 through December 31, 2010.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the period.

G) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates and volatility. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call

16 Putnam VT American Government Income Fund

option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $84,600,000 on purchased options contracts for the reporting period.

H) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $22,700,000 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $724,400,000 on interest rate swap contracts for the reporting period.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,136,349 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period the fund had net liability position of $16,232,332 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $17,504,132.

K) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will

Putnam VT American Government Income Fund 17

be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

O) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, unrealized gains and losses on certain futures contracts and income on swap contracts and receivable purchase agreement. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,421,251 to decrease undistributed net investment income and $75,232 to increase paid-in-capital, with an increase to accumulated net realized gains of $2,346,019.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,502,725
Unrealized depreciation	(1,159,006)

Net unrealized appreciation	4,343,719
Undistributed ordinary income	5,136,503
Undistributed long-term gain	8,923,026
Undistributed short-term gain	2,725,185

Cost for federal income tax purposes	$205,027,299

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

S) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.4% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.550% of the first $5 billion, 0.500% of the next $5 billion, 0.450% of the next $10 billion, 0.400% of the next $10 billion, 0.350% of the next $50 billion, 0.330% of the next $50 billion, 0.320% of the next $100 billion and 0.315% of any excess thereafter.

Putnam Management had contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective April 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $251,354 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $78,128 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreement and the fund paid $1,244,060, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $646 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $109, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005.

18 Putnam VT American Government Income Fund

The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $183,027,335 and $220,431,472, respectively. Purchases and proceeds from sales of long-term U.S. government securities aggregated $64,196,365 and $29,620,515, respectively.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at
beginning of the reporting period	209,580,800	$11,241,450

Options opened	56,833,320	2,791,132

Options exercised	(8,691,500)	(357,852)

Options expired	(28,981,500)	(1,103,510)

Options closed	(17,372,600)	(705,328)

Written options outstanding at
end of the reporting period	211,368,520	$11,865,892

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/10		Year ended 12/31/09		Year ended 12/31/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	802,470	$10,236,611	804,950	$9,815,957	523,431	$6,637,046	596,990	$7,167,873

Shares issued in connection with
reinvestment of distributions	632,152	7,731,223	363,394	4,131,789	361,938	4,419,268	214,722	2,437,098

	1,434,622	17,967,834	1,168,344	13,947,746	885,369	11,056,314	811,712	9,604,971

Shares repurchased	(1,688,735)	(21,536,110)	(1,595,249)	(19,108,278)	(1,245,728)	(15,905,093)	(1,334,009)	(15,978,549)

Net decrease	(254,113)	$(3,568,276)	(426,905)	$(5,160,532)	(360,359)	$(4,848,779)	(522,297)	$(6,373,578)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets — Unrealized
	Unrealized appreciation/(depreciation)	$11,530,277*	appreciation/(depreciation)	$26,803,693*

Total		$11,530,277		$26,803,693

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(36,882)	$2,981,763	$(5,338,475)	$(2,393,594)

Total	$(36,882)	$2,981,763	$(5,338,475)	$(2,393,594)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(20,344)	$1,769,419	$(3,616,822)	$(1,867,747)

Total	$(20,344)	$1,769,419	$(3,616,822)	$(1,867,747)

Putnam VT American Government Income Fund 19

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $20,706 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $53,447,974 and $56,361,489, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

20 Putnam VT American Government Income Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $8,923,026 as a capital gain dividend with respect to the taxable year ended December 31, 2010, or, if subsequently determined to be different, the net capital gain of such year.

Putnam VT American Government Income Fund 21

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Independent Trustees

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the	Jacob Ballas Capital India,
Born 1947	Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product	a non-banking finance
Trustee since 2009	investment management firm with over $40 billion in assets under management.	company focused on private
equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic	SM Energy Company, a
Born 1955	energy firms and direct investor in energy assets. Trustee, and Co-Chair of the Finance Committee,	publicly held energy company
Trustee since 2010	of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro	focused on natural gas
	Denver. Member of the Finance Committee, The Children’s Hospital of Denver.	and crude oil in the United
States; UniSource Energy
Corporation, a publicly held
provider of natural gas and
electric service across Arizona;
Cody Resources Management,
LLP, a privately held energy,
ranching, and commercial real
estate company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment firm. Chairman of Mutual Fund	ASHTA Chemicals, Inc.
Born 1943	Directors Forum. Chairman Emeritus of the Board of Trustees of Mount Holyoke College.
Trustee since 1994 and
Vice Chairman since 2005

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a private foundation dealing with national	Edison International; Southern
Born 1940	security issues. Senior Advisor to the United Nations Foundation. Senior Advisor to the Center	California Edison
Trustee since 2001	for Strategic and International Studies. Member of the Council on Foreign Relations and the
National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice	United-Health
Born 1946	Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief	Group, a diversified
Trustee since 2007	Financial Officer for a decade.	health-care company

John A. Hill	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout	Devon Energy Corporation, a
Born 1942	firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board	leading independent natural
Trustee since 1985 and	of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein	gas and oil exploration and
Chairman since 2000	Center for Corporate Governance and Performance at the Yale School of Management.	production company

Paul L. Joskow	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused	TransCanada Corporation,
Born 1947	primarily on research and education on issues related to science, technology, and economic	an energy company focused
Trustee since 1997	performance. Elizabeth and James Killian Professor of Economics and Management, Emeritus	on natural gas transmission
	at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the	and power services; Exelon
	Center for Energy and Environmental Policy Research at MIT.	Corporation, an energy
company focused on
power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the	Northeast Utilities,
Born 1949	trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess	which operates New
Trustee since 2006	Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global	England’s largest energy
	communications and advertising firm.	delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private	None
Born 1945	equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin
Trustee since 1984	Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research	None
Born 1951	services, and founder and President of New Generation Advisors, LLC, a registered investment
Trustee since 1984	advisor to private funds.
Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest	TransCanada Corporation, an
Born 1942	products, and timberland assets company, in December 2008.	energy company focused on
Trustee from 1997 to 2008		natural gas transmission and
and since 2009		power services

22 Putnam VT American Government Income Fund

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining	None
Born 1952	Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity
Trustee since 2008 and	Investments from 2000 to 2007.
President of the Putnam
Funds since July 2009

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President and Chief Legal Officer
Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments and Putnam Management
Senior Vice President and Treasurer, The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and Putnam Management
Senior Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal Accounting Officer	Since 1993
Since 2007	Vice President, Clerk and Assistant Treasurer, The Putnam Funds
Managing Director, Putnam Investments and Putnam Management
Michael Higgins (Born 1976)
Beth S. Mazor (Born 1958)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Managing Director, Putnam Investments and Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments, Putnam Management and	Since 2000
Putnam Retail Management	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager,
The Putnam Funds
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer	Susan G. Malloy (Born 1957)
Since 2002	Vice President and Assistant Treasurer
Managing Director, Putnam Investments and Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

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Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Putnam VT American Government Income Fund 29

H301
This report has been prepared for the shareholders
of Putnam VT American Government Income Fund.	265774	2/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2010	$50,907	$--	$2,605	$102*
December 31, 2009	$53,173	$--	$2,590	$206*

* Includes fees of $102 and $206 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2010 and December 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2010 and December 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $280,927 and $562,076 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2010	$ -	$ 227,601	$ -	$ -
December 31, 2009	$ -	$ 453,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011